UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2005

Residential Asset Mortgage Products, Inc.
on behalf of the RAMP Series 2005-EFC3 Trust
(Exact name of registrant as specified in its charter)

DELAWARE	333-125485-04	41-1955181
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8400 Normandale Lake Blvd. Suite 250 Minneapolis, Minnesota (Address of Principal Executive Offices)	55437 (Zip Code)

Registrant’s telephone number, including area code, is (952) 857-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

        On August 30, 2005, the Registrant caused the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC3, Class A-I-1, Class A-I-2, Class A-I-3, A-II, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class SB, Class R-I, Class R-II and Class R-III Certificates (the “Certificates”) pursuant to a Pooling and Servicing Agreement dated as of August 1, 2005, among the Registrant, Residential Funding Corporation, as Master Servicer and U.S. Bank National Association, as Trustee.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable (b) Not applicable (c) Exhibits:

10.1 Pooling and Servicing Agreement, dated as of August 1, 2005 among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer and U.S. Bank National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. By: /s/ Joseph Orning Name: Joseph Orning Title: Vice President

Dated: September 14, 2005

EXHIBITS

POOLING AND SERVICING AGREEMENT